Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

a.	On January 24, 2024, the Company entered into an inducement offer letter agreement with a certain holder, of existing warrants to exercise these warrants and purchase (i) 6,000,000 ADSs issued in July 2023 at an exercise price of USD 1.10 per ADS, (ii) 6,500,000 ADSs issued in January 2023 at an exercise price of USD 1.00 per ADS and (iii) 1,857,143 ADSs issued in July 2022 at an exercise price of USD 1.00 per ADS (all herein “the Exercised Warrants”). Pursuant to the letter agreement, the holder agreed to exercise for cash its Exercised Warrants to purchase an aggregate of 14,357,143 ADSs at a reduced exercise price of USD 0.46 per ADS in consideration of New Warrants to purchase up to an aggregate of 28,714,286 ADSs at an exercise price of USD 0.485 per ADS that have a term of exercise of between three and half years with respect to 12,000,000 New Warrants and five years with respect to 16,714,286 New Warrants.

b.	On April 4, 2024, the Company effected an adjustment to the ratio of ordinary shares to American Depositary Shares (“ADS”) at a ratio of 10:1, such that after the ratio adjustment was effected, every 10 ADSs were consolidated into 1 ADS and each ADS now represents one hundred (100) ordinary shares instead of ten (10) ordinary shares prior to the ratio adjustment. All share and per share amounts, and exercise prices of stock options, warrants, and pre-funded warrants, if applicable, in the consolidated financial statements and notes thereto have been adjusted for all periods presented to give effect to this adjustment to the ratio of ordinary shares to ADS.